UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 16, 2004

                             ----------------------

                          TEMECULA VALLEY BANCORP INC.
             (Exact name of Registrant as specified in its charter)

       California                                               46-0476193
(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
   of incorporation)                                      Identification Number)

          27710 Jefferson Avenue
                Suite A100
           Temecula, California                                   92590
 (Address of principal executive offices)                       (Zip code)

       Registrant's telephone number, including area code: (909) 694-9940

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 and Item 7.01 - Results of Operations and Financial Condition and
                          Regulation FD Disclosure.

     On October 16, 2004, Temecula Valley Bancorp Inc. announced its financial results for the quarter ended September 30, 2004. A copy of the press release was filed with the Securities and Exchange Commission as an exhibit to our Current Report on Form 8-K dated October 19, 2004. On October 29, 2004, Temecula Valley Bancorp Inc. announced a correction to the announced financial results for the quarter ended September 30, 2004. The correction was the addition of $300,000 to the loan loss reserve of Temecula Valley Bank, the principal subsidiary of Temecula Valley Bancorp Inc. The full text of the press release issued in connection with the correction announcement is attached as Exhibit
99.1 to this Current Report on Form 8-K/A and is incorporated into this Item
2.02 by reference.

     The information in this Item 2.02 of this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.


Item 9.01 - Financial Statements and Exhibits

     The following exhibit in its entirety is furnished as part of this Current Report on Form 8-K/A.


Exhibit
Number                               Exhibit Title
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 99.1       Press release of Temecula Valley Bancorp Inc. dated October 29, 2004




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       TEMECULA VALLEY BANCORP INC.


Date: November 1, 2004                 By: /s/ STEPHEN H. WACKNITZ
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                                           Stephen H. Wacknitz
                                           Chief Executive Officer and President